Exhibit 10.8

AMENDMENT TO PROMISSORY NOTE

This Amendment (the “Amendment”) to that certain Promissory Note, dated as of January 6, 2021 (the “Note”) by and among NightDragon Acquisition Corp., a Delaware corporation (the “Maker”), and NightDragon Acquisition Sponsor, LLC (the “Payee”), is made and entered into effective as of January 13, 2021 by the Maker and the Payee.

RECITALS

WHEREAS, the Maker and the Payee desire to amend the terms of the Note as set forth below; and

WHEREAS, any amendment to the Note may be made with, and only with, the written consent of the Maker and the Payee.

NOW, THEREFORE, in consideration of these premises and the mutual covenants, terms and conditions set forth herein, all of the parties hereto mutually agree as follows:

AGREEMENT

1.    Amendment to Note. Any references in the Note to “$300,000” shall be replaced with “$750,000” and any references in the Note to “Three Hundred Thousand” shall be replaced with “Seven Hundred and Fifty Thousand.”

2.    Governing Law. This Amendment and all actions arising out of or in connection with this Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions of the State of Delaware or of any other state.

3.    No Other Amendments. Wherever necessary, all other terms of the Note are hereby amended to be consistent with the terms of this Amendment. Except as specifically set forth herein, the Note shall remain in full force and effect.

4.    Counterparts; Facsimile. This Amendment may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one instrument. Executed signatures transmitted via facsimile or PDF will be accepted and considered duly executed.

[Signature Page Follows]

The parties have caused this Amendment to Promissory Note to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

MAKER:

NIGHTDRAGON ACQUISITION CORP.

By:	/s/ Morgan Kyauk
Name:	Morgan Kyauk
Title:	Chief Executive Officer

PAYEE:

NIGHTDRAGON ACQUISITION SPONSOR, LLC

By:	/s/ David DeWalt
Name:	David DeWalt
Title:	Sole Member

[Signature page - Amendment to Promissory Note]